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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 14, 2008

             CORPORATE PROPERTY ASSOCIATES 16 -- GLOBAL INCORPORATED
               (Exact Name of Registrant as Specified in Charter)

                                    MARYLAND
                 (State or Other Jurisdiction of Incorporation)

               001-32162                                  80-0067704
        (Commission File Number)               (IRS Employer Identification No.)

   50 ROCKEFELLER PLAZA, NEW YORK, NY                       10020
(Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (212) 492-1100

          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5      CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02(b) DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On April 14, 2008, Marshall E. Blume, age 67, resigned from the Board of Directors of Corporate Property Associates 16 -- Global Incorporated (the "registrant") and all committees thereof of which he is a member. Mr. Blume will remain an independent director of the Boards of Directors of Corporate Property Associates 14 Incorporated and Corporate Property Associates 15 Incorporated.






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                         Corporate Property Associates 16 -- Global Incorporated



Date: April 16, 2008     By: /s/ Mark J. DeCesaris
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                             Mark J. DeCesaris
                             Managing Director and
                             acting Chief Financial Officer